Exhibit 99.1

FOR IMMEDIATE RELEASE

July 30, 2019

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS FOURTH QUARTER AND FISCAL YEAR END 2019 OPERATING RESULTS

Fairfield, New Jersey, July 30, 2019 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended June 30, 2019 of $8.8 million, or $0.10 per basic and diluted share, as compared to net income of $11.4 million, or $0.13 per basic and diluted share, for the quarter ended March 31, 2019.  For the fiscal year ended June 30, 2019, the Company reported net income of $42.1 million, or $0.46 per basic and diluted share.  The results represent an increase of $22.5 million compared to net income of $19.6 million, or $0.24 per basic and diluted share, for the fiscal year ended June 30, 2018.

Net income for the quarter and year ended June 30, 2019 was impacted by $1.7 million of non-recurring expenses which were recognized in conjunction with the Company’s previously announced consolidation of seven retail branches located in northern and central New Jersey.  The Company anticipates that additional non-recurring charges of approximately $950,000 will be recognized in conjunction with the noted branch consolidations during the quarter ending September 30, 2019.  Adjusting for the impact of such charges, net of tax benefit, the Company’s net income would have been $10.0 million or $0.11 per basic and diluted share for the quarter ended June 30, 2019 and $43.4 million or $0.47 per basic and diluted share for the fiscal year ended June 30, 2019.

Craig L. Montanaro, President and Chief Executive Officer, commented, “Looking back on fiscal 2019 we are very pleased with the progress that we have made which included vastly improved earnings performance compared to prior years, a seamless integration of the Clifton Bancorp, Inc. (“CSBK”) acquisition and the return of over $175 million in capital to shareholders via dividends and share repurchases.  Looking forward to fiscal 2020, our focus remains on the continued execution of our long-term strategic plan which emphasizes the growth of our core deposit franchise, the evolution of our digital banking platform and the deployment of our capital in a prudent and profitable manner.  In support of these goals, we will be enhancing our digital delivery channels with online deposit account opening capabilities during the first quarter of fiscal 2020 with additional best-of-breed digital products and services to follow throughout the remainder of the year.”

Balance Sheet Highlights

•

Loans receivable increased by $19.1 million to $4.68 billion, or 70.5% of total assets, at June 30, 2019 from $4.66 billion, or 70.0% of total assets, at March 31, 2019.  For the year ended June 30, 2019, the Company’s aggregate loan portfolio increased by $177.6 million, or 3.9%, from $4.50 billion, or 68.4% of total assets, at June 30, 2018.

•

Deposits increased by $10.0 million to $4.15 billion at June 30, 2019 from $4.14 billion at March 31, 2019.  For the year ended June 30, 2019, total deposits increased by $74.0 million from $4.07 billion at June 30, 2018.  The net increase in deposits for the quarter ended June 30, 2019 was attributable to an increase of $38.7 million in retail deposits that was partially offset by a decline of $28.6 million in wholesale deposits. For the year ended June 30, 2019 the net increase in deposits was attributable to an increase of $171.5 million in retail deposits that was partially offset by $97.5 million decrease in wholesale deposits.  The net growth and reallocation of the Company’s deposits for both the quarter and year ended June 30, 2019 reflected its continuing effort to relocate its funding mix in favor of retail deposits.

•

Investment securities decreased by $28.2 million to $1.29 billion, or 19.5% of total assets, at June 30, 2019 from $1.32 billion at March 31, 2019.  For the year ended June 30, 2019, the securities portfolio decreased by $23.9 million, or 1.8%, from $1.31 billion, or 20.0% of total assets, at June 30, 2018.

•

Borrowings decreased by $4.2 million to $1.32 billion at June 30, 2019, from $1.33 billion at March 31, 2019.  For the year ended June 30, 2019, total borrowings increased by $123.3 million from $1.20 billion at June 30, 2018.  The net increase in borrowings for the quarter ended June 30, 2019 reflected an increase of $30.0 million in overnight borrowings partially offset by a $28.2 million decrease in depositor sweep account balances coupled with the repayment of a $6.5 million Federal Home Loan Bank (“FHLB”) advance that matured during the period.  The increase in borrowings for the year ended June 30, 2019 partly reflected new FHLB advances totaling $227.0 million coupled with the increase of $30.0 million in overnight borrowings, noted above.  These increases were partially offset by a $19.7 million decrease in depositor sweep account balances coupled with the repayment of $116.0 million in FHLB advances that matured during the period.

Earnings Highlights

Net Interest Income, Spread and Margin

•

Net interest income decreased by $1.5 million to $37.1 million for the quarter ended June 30, 2019, from $38.6 million for the quarter ended March 31, 2019.  The decrease in net interest income was the result of a $1.3 million increase in interest expense coupled with a $200,000 decrease in interest income between comparative periods.  For the year ended June 30, 2019, net interest income increased by $34.0 million to $155.3 million from $121.3 million for the year ended June 30, 2018.  The increase in net interest income between comparative periods largely reflected the impact of the Company’s acquisition of CSBK during the fourth quarter of the prior fiscal year ended June 30, 2018.

•

The Company’s net interest rate spread decreased ten basis points to 2.18% for the quarter ended June 30, 2019 from 2.28% for the quarter ended March 31, 2019.  The decrease in spread primarily reflected an eleven basis point increase in the average cost of interest-bearing liabilities to 1.74% for the quarter ended June 30, 2019 from 1.63% for the quarter ended March 31, 2019 while the average yield on interest-earning assets increased by one basis point to 3.92% from 3.91% for those same comparative periods.  For the year ended June 30, 2019, the net interest rate spread increased by six basis points to 2.31% from 2.25% for the year ended June 30, 2018.

•

The factors that contributed to the quarterly change in interest rate spread also contributed to an eight basis point decrease in the Company’s net interest margin to 2.45% for the quarter ended June 30, 2019 from 2.53% for the quarter ended March 31, 2019.  For the year ended June 30, 2019, the net interest margin increased by six basis points to 2.56% from 2.50% for the year ended June 30, 2018.

Non-Interest Income

•

Fees and service charges decreased by $334,000, or 20.0%, to $1.3 million for the quarter ended June 30, 2019 compared to $1.7 million for the quarter ended March 31, 2019.  This decrease largely reflected a decline in pre-payment fee income on commercial real estate loans related to an elevated level of pre-payment activity during the earlier comparative period.  For the years ended June 30, 2019 and June 30, 2018 fees and service charges remained stable at $5.4 million.

•

Aggregate loan sale gains increased by $45,000, or 29.8%, to $196,000 for the quarter ended June 30, 2019 as compared to $151,000 for the quarter ended March 31, 2019.  Such gains totaled $580,000 and $1.0 million for the years ended June 30, 2019 and June 30, 2018 respectively.   Variances in loan sale gains largely reflected fluctuations in the volume of loans sold.

Non-Interest Expense

•

Non-interest expense increased by $2.0 million to $28.7 million for the quarter ended June 30, 2019 compared to $26.8 million for the quarter ended March 31, 2019.  The increase was largely attributable to $1.7 million of non-recurring branch consolidation expenses, recognized during the quarter ended June 30, 2019, as discussed earlier.  Other, less noteworthy, increases in salaries and employee benefits and marketing expense were partially offset by a decrease in net occupancy expense of premises.  For the year ended June 30, 2019, non-interest expense increased by $11.3 million to $109.2 million from $97.9 for the year ended June 30, 2018.  In addition to reflecting the impact of the $1.7 million of non-recurring branch consolidation expenses noted above, the increase in non-interest expense between comparative periods reflected the larger effects of Company’s acquisition of CSBK in April 2018 whose impact on the Company’s ongoing operating expenses was fully reflected throughout the fiscal year ended June 30, 2019.  These noted increases in non-interest expense were partially offset by the $6.7 million of non-recurring merger-related expenses attributable to the CSBK acquisition that were recorded during the year ended June 30, 2018 for which no comparable expenses were recorded during the year ending June 30, 2019.

•

The Company’s non-interest expense ratio totaled 1.73% for the quarter ended June 30, 2019 compared to 1.60% for the prior quarter ended March 31, 2019.  For the year ended June 30, 2019, the Company’s non-interest expense ratio totaled 1.64% compared to 1.86% for the prior year ended June 30, 2018.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s non-interest expense ratios would have been 1.63% for the quarter ended June 30, 2019.  Similarly, adjusting for the both impact of the branch consolidation expenses and merger-related expenses noted earlier, the Company’s non-interest expense ratios would have been 1.61% and 1.73% for the years ended June 30, 2019 and June 30, 2018, respectively.

•

The Company’s efficiency ratio was 70.9% for the quarter ended June 30, 2019 compared to 63.3% for the prior quarter ended March 31, 2019.  For the year ended June 30, 2019, the Company’s efficiency ratio totaled 64.7% compared to 72.7% for the prior year ended June 30, 2018.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s efficiency ratio would have been 66.6% for the quarter ended June 30, 2019.  Similarly, adjusting for both the impact of the branch consolidation expenses and merger-related expenses noted earlier, the Company’s efficiency ratios would have been 63.7% and 67.7% for the years ended June 30, 2019 and June 30, 2018, respectively.

Income Taxes

•

Income tax expense totaled $2.3 million for the quarter ended June 30, 2019 compared to $4.3 million for the quarter ended March 31, 2019 resulting in effective tax rates of 20.8% and 27.4%, respectively.  The decrease in income tax expense, and corresponding effective tax rate, for the current period largely reflected a lower level of pre-tax net income as compared to the prior period coupled with adjustments to deferred income taxes arising from updates to state income tax apportionment levels.  For the year ended June 30, 2019, income tax expense was $13.9 million compared to $14.4 million for the year ended June 30, 2018 resulting in effective tax rates of 24.8% and 42.4%, respectively.  The effective tax rate for the year ended June 30, 2018 reflected the impact of federal income tax reform and certain non-deductible merger-related expenses whose effects collectively increased the effective tax rate during the prior comparative period.  The effective tax rate for the year ended June 30, 2019 reflects the Company’s current statutory federal income tax rate of 21%.

Performance Ratios

•

The Company’s return on average assets for the quarter ended June 30, 2019 decreased to 0.53% from 0.68% for the quarter ended March 31, 2019.  For the year ended June 30, 2019, the return on average assets increased to 0.63% from 0.37% for the prior year ended June 30, 2018.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average assets would have been 0.60% for the quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses, merger-related expenses and tax reform noted earlier, the Company’s return on average assets would have been 0.65% and 0.52% for the years ended June 30, 2019 and June 30, 2018.

•

The Company’s return on average equity decreased to 3.08% for the quarter ended June 30, 2019 from 3.89% for the quarter ended March 31, 2019.  For the year ended June 30, 2019, the return on average equity increased to 3.52% from 1.81% for the prior year ended June 30, 2018.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average equity would have been 3.50% for the quarter ended June 30, 2019. Adjusting for the impact of the branch consolidation expenses, merger-related expenses and tax reform noted earlier, the Company’s return on average equity would have been and 3.62% and 2.53% for the years ended June 30, 2019 and June 30, 2018.

•

The Company’s return on average tangible equity decreased to 3.80% for the quarter ended June 30, 2019 from 4.78% for the quarter ended March 31, 2019.  For the year ended June 30, 2019, the return on average tangible equity increased to 4.30% from 2.08% for the prior year ended June 30, 2018.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average tangible equity would have been 4.32% for the quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses, merger-related expenses and tax reform noted earlier, the Company’s return on average tangible equity would have been 4.42% and 2.91% for the years ended June 30, 2019 and June 30, 2018.

Asset Quality Highlights

•

Asset quality remained strong throughout the quarter ended June 30, 2019.  The outstanding balance of nonperforming loans totaled $20.3 million, or 0.43% of total loans, at June 30, 2019 as compared to $21.3 million, or 0.46% of total loans, at March 31, 2019.  For the year ended June 30, 2019, nonperforming loans increased by $3.4 million from $16.9 million, or 0.37% of total loans, at June 30, 2018.

•

The allowance for loan losses increased to $33.3 million at June 30, 2019 from $33.1 million at March 31, 2019, resulting in a total loan coverage ratio, representing the balance of the allowance for loan losses as a percentage of total loans, excluding loans held for sale, of 0.70% for both comparative periods.  The total loan coverage ratio for both periods reflects the impact of purchase accounting which generally precludes acquired loan balances from being considered in the balance of the allowance for loan losses at the time of their acquisition.  For the year ended June 30, 2019, the allowance for loan losses increased by $2.4 million from $30.9 million, or 0.68% of total loans, at June 30, 2018.

•

The Company recognized net charge offs totaling approximately $495,000 for the quarter ended June 30, 2019, reflecting an annualized net charge off rate of 0.04% on the average balance of total loans for the period. By comparison, the Company’s net charge offs totaled approximately $242,000 for the quarter ended March 31, 2019, reflecting an annualized net charge off rate of 0.02%.  For the year ended June 30, 2019, the Company recognized net charge offs totaling $1.1 million reflecting an annualized charge off rate of 0.02% on the average balance of total loans for fiscal 2019.  By comparison, the Company’s net charge offs totaled approximately $1.1 million for the year ended June 30, 2018 reflecting an annualized charge off rate of 0.03% on the average balance of total loans for fiscal 2018.

•

The Company recorded a loan loss provision of $664,000 for the quarter ended June 30, 2019 compared to a loan loss provision reversal of $179,000 for the quarter ended March 31, 2019.  The increase in provision for loan losses was largely attributable to a net increase during the quarter ended June 30, 2019 in the balance of the performing portion of the loan portfolio that was collectively evaluated for impairment compared to a decline in such balances during the prior quarter ending March 31, 2019 while also reflecting an increase in net charge-offs between the comparative periods.  For the year ended June 30, 2019, the provision for loan losses increased by $850,000 to $3.6 million from $2.7 million for the year ended June 30, 2018.  The increase in the provision partly reflected the effects of greater growth during the year ended June 30, 2019 in the balance of the performing portion of the loan portfolio that was collectively evaluated for impairment compared to that of the prior year ended June 30, 2018.  Additionally, the increase reflected the effects of updates to environmental loss factors that increased the applicable portion of the allowance and the associated provision expense between comparative periods.

Capital Highlights

•

The Company maintained its regular quarterly cash dividend paid to stockholders of $0.06 per share for both quarters ended June 30, 2019, and March 31, 2019. For the year ended June 30, 2019, total cash dividends paid to stockholders, including both regular and special dividends, increased by $0.12 to $0.37 per share compared to $0.25 per share for the year ended June 30, 2018.   The Company continually evaluates its dividend policies and practices in relation to its overall capital management and shareholder value objectives.

•

In March 2019, the Company completed the repurchase of its shares of common stock under its third share repurchase program announced in April 2018 through which it authorized the repurchase of 10,238,557 shares, or 10%, of the Company’s outstanding shares as of that date.  The shares associated with this third program were repurchased at a total cost of $138.8 million and at an average cost of $13.55 per share.  Concurrently, the Company announced its fourth share repurchase program through which it authorized the repurchase of 9,218,324 shares, or 10%, of the Company’s outstanding shares as of that date.  During the quarter ended June 30, 2019, the Company repurchased 2,393,626 shares of its common stock at a total cost of $32.2 million and an average cost of $13.46 per share.

•

The Company’s and Bank’s regulatory capital ratios at June 30, 2019 were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Assets
Cash and cash equivalents	$38,935	$54,160	$(15,225)	-28.1%
Securities available for sale	714,263	726,920	(12,657)	-1.7%
Securities held to maturity	576,652	592,199	(15,547)	-2.6%
Loans held-for-sale	12,267	997	11,270	1130.4%
Loans receivable, including yield adjustments	4,678,928	4,659,804	19,124	0.4%
Less allowance for loan losses	(33,274)	(33,105)	(169)	0.5%
Net loans receivable	4,645,654	4,626,699	18,955	0.4%
Premises and equipment	56,854	58,274	(1,420)	-2.4%
Federal Home Loan Bank stock	64,190	64,288	(98)	-0.2%
Accrued interest receivable	19,360	20,326	(966)	-4.8%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	5,160	5,470	(310)	-5.7%
Bank owned life insurance	256,155	254,569	1,586	0.6%
Deferred income taxes, net	25,367	24,182	1,185	4.9%
Other real estate owned	-	209	(209)	-100.0%
Other assets	9,077	19,563	(10,486)	-53.6%
Total assets	$6,634,829	$6,658,751	$(23,922)	-0.4%

Liabilities
Deposits	$4,147,610	$4,137,573	$10,037	0.2%
Borrowings	1,321,982	1,326,216	(4,234)	-0.3%
Advance payments by borrowers for taxes	16,887	17,208	(321)	-1.9%
Other liabilities	21,191	19,643	1,548	7.9%
Total liabilities	5,507,670	5,500,640	7,030	0.1%

Stockholders' Equity
Common stock	891	915	(24)	-2.6%
Paid-in capital	787,394	817,675	(30,281)	-3.7%
Retained earnings	366,679	363,072	3,607	1.0%
Unearned ESOP shares	(30,644)	(31,130)	486	-1.6%
Accumulated other comprehensive income, net	2,839	7,579	(4,740)	-62.5%
Total stockholders' equity	1,127,159	1,158,111	(30,952)	-2.7%
Total liabilities and stockholders' equity	$6,634,829	$6,658,751	$(23,922)	-0.4%

Consolidated capital ratios
Equity to assets	16.99%	17.39%	-0.40%
Tangible equity to tangible assets	14.19%	14.62%	-0.43%

Share data
Outstanding shares	89,126	91,495	(2,369)	-2.6%
Equity per share	$12.65	$12.66	$(0.01)	-0.1%
Tangible equity per share (1)	$10.22	$10.29	$(0.07)	-0.7%

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	June 30,	March 31,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Interest income
Loans	$47,818	$48,116	$(298)	-0.6%
Taxable investment securities	9,772	9,511	261	2.7%
Tax-exempt investment securities	700	710	(10)	-1.4%
Other interest-earning assets	1,158	1,320	(162)	-12.3%
Total Interest Income	59,448	59,657	(209)	-0.4%

Interest expense
Deposits	15,131	14,114	1,017	7.2%
Borrowings	7,171	6,905	266	3.9%
Total interest expense	22,302	21,019	1,283	6.1%
Net interest income	37,146	38,638	(1,492)	-3.9%
Provision for loan losses (provision reversal)	664	(179)	843	470.9%
Net interest income after provision (provision reversal) for loan losses	36,482	38,817	(2,335)	-6.0%

Non-interest income
Fees and service charges	1,340	1,674	(334)	-20.0%
Loss on sale and call of securities	(141)	(182)	41	22.5%
Gain on sale of loans	196	151	45	29.8%
Gain (loss) on sale and write down of other real estate owned	9	(6)	15	250.0%
Income from bank owned life insurance	1,586	1,560	26	1.7%
Electronic banking fees and charges	270	253	17	6.7%
Miscellaneous	128	226	(98)	-43.4%
Total non-interest income	3,388	3,676	(288)	-7.8%

Non-interest expense
Salaries and employee benefits	16,338	15,350	988	6.4%
Net occupancy expense of premises	2,744	2,979	(235)	-7.9%
Equipment and systems	2,917	3,053	(136)	-4.5%
Advertising and marketing	948	739	209	28.3%
Federal deposit insurance premium	438	455	(17)	-3.7%
Directors' compensation	770	770	-	0.0%
Miscellaneous	4,590	3,425	1,165	34.0%
Total non-interest expense	28,745	26,771	1,974	7.4%
Income before income taxes	11,125	15,722	(4,597)	-29.2%
Income taxes	2,314	4,305	(1,991)	-46.2%
Net income	$8,811	$11,417	$(2,606)	-22.8%

Net income per common share (EPS)
Basic	$0.10	$0.13	$(0.03)
Diluted	$0.10	$0.13	$(0.03)

Dividends declared
Cash dividends declared per common share	$0.06	$0.06	$-
Cash dividends declared	$5,204	$5,338	$(134)
Dividend payout ratio	59.1%	46.8%	12.3%

Weighted average number of common shares outstanding
Basic	87,090	89,488	(2,398)
Diluted	87,132	89,532	(2,400)

	For the three months ended			Variance
Average Balance Sheet Data	June 30,	March 31,	Variance	or Change
(Dollars in Thousands, Unaudited)	2019	2019	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,648,362	$4,709,052	$(60,690)	-1.3%
Taxable investment securities	1,184,401	1,161,492	22,909	2.0%
Tax-exempt investment securities	132,110	134,309	(2,199)	-1.6%
Other interest-earning assets	98,374	107,554	(9,180)	-8.5%
Total interest-earning assets	6,063,247	6,112,407	(49,160)	-0.8%
Non-interest-earning assets	572,218	574,921	(2,703)	-0.5%
Total assets	$6,635,465	$6,687,328	$(51,863)	-0.8%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$815,624	$790,567	$25,057	3.2%
Savings and club	780,558	773,308	7,250	0.9%
Certificates of deposit	2,229,723	2,288,836	(59,113)	-2.6%
Total interest-bearing deposits	3,825,905	3,852,711	(26,806)	-0.7%
Borrowings:
Federal Home Loan Bank advances	1,284,427	1,292,168	(7,741)	-0.6%
Other borrowings	29,439	26,037	3,402	13.1%
Total borrowings	1,313,866	1,318,205	(4,339)	-0.3%
Total interest-bearing liabilities	5,139,771	5,170,916	(31,145)	-0.6%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	311,648	307,645	4,003	1.3%
Other non-interest-bearing liabilities	39,294	35,930	3,364	9.4%
Total non-interest-bearing liabilities	350,942	343,575	7,367	2.1%
Total liabilities	5,490,713	5,514,491	(23,778)	-0.4%
Stockholders' equity	1,144,752	1,172,837	(28,085)	-2.4%
Total liabilities and stockholders' equity	$6,635,465	$6,687,328	$(51,863)	-0.8%

Average interest-earning assets to average interest-bearing liabilities	117.97%	118.21%	-0.24%	-0.2%

	For the three months ended
	June 30,	March 31,	Variance
Performance Ratio Highlights	2019	2019	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.11%	4.09%	0.02%
Taxable investment securities	3.30%	3.28%	0.02%
Tax-exempt investment securities (1)	2.12%	2.12%	0.00%
Other interest-earning assets	4.71%	4.91%	-0.20%
Total interest-earning assets	3.92%	3.91%	0.01%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.19%	1.06%	0.13%
Savings and club	0.68%	0.60%	0.08%
Certificates of deposit	2.04%	1.90%	0.14%
Total interest-bearing deposits	1.58%	1.47%	0.11%
Borrowings:
Federal Home Loan Bank advances	2.21%	2.13%	0.08%
Other borrowings	0.99%	0.35%	0.64%
Total borrowings	2.18%	2.10%	0.08%
Total interest-bearing liabilities	1.74%	1.63%	0.11%

Interest rate spread (2)	2.18%	2.28%	-0.10%
Net interest margin (3)	2.45%	2.53%	-0.08%

Non-interest income to average assets (annualized)	0.20%	0.22%	-0.02%
Non-interest expense to average assets (annualized)	1.73%	1.60%	0.13%

Efficiency ratio (4)	70.91%	63.27%	7.64%

Return on average assets (annualized)	0.53%	0.68%	-0.15%
Return on average equity (annualized)	3.08%	3.89%	-0.81%
Return on average tangible equity (annualized) (5)	3.80%	4.78%	-0.98%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars in Thousands,	June 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2018	or Change	Pct.
Assets
Cash and cash equivalents	$38,935	$128,864	$(89,929)	-69.8%
Securities available for sale	714,263	725,085	(10,822)	-1.5%
Securities held to maturity	576,652	589,730	(13,078)	-2.2%
Loans held-for-sale	12,267	863	11,404	1321.4%
Loans receivable, including yield adjustments	4,678,928	4,501,348	177,580	3.9%
Less allowance for loan losses	(33,274)	(30,865)	(2,409)	7.8%
Net loans receivable	4,645,654	4,470,483	175,171	3.9%
Premises and equipment	56,854	56,240	614	1.1%
Federal Home Loan Bank of New York stock	64,190	59,004	5,186	8.8%
Accrued interest receivable	19,360	18,510	850	4.6%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	5,160	6,295	(1,135)	-18.0%
Bank owned life insurance	256,155	249,816	6,339	2.5%
Deferred income tax assets, net	25,367	23,754	1,613	6.8%
Other real estate owned	-	725	(725)	-100.0%
Other assets	9,077	39,610	(30,533)	-77.1%
Total assets	$6,634,829	$6,579,874	$54,955	0.8%

Liabilities
Deposits	$4,147,610	$4,073,604	$74,006	1.8%
Borrowings	1,321,982	1,198,646	123,336	10.3%
Advance payments by borrowers for taxes	16,887	18,088	(1,201)	-6.6%
Other liabilities	21,191	20,788	403	1.9%
Total liabilities	5,507,670	5,311,126	196,544	3.7%

Stockholders' Equity
Common stock	$891	996	(105)	-10.5%
Paid-in capital	787,394	922,711	(135,317)	-14.7%
Retained earnings	366,679	359,096	7,583	2.1%
Unearned ESOP shares	(30,644)	(32,590)	1,946	-6.0%
Accumulated other comprehensive income, net	2,839	18,535	(15,696)	-84.7%
Total stockholders' equity	1,127,159	1,268,748	(141,589)	-11.2%
Total liabilities and stockholders' equity	$6,634,829	$6,579,874	$54,955	0.8%

Consolidated capital ratios
Equity to assets	16.99%	19.28%	-2.29%
Tangible equity to tangible assets	14.19%	16.53%	-2.34%

Share data
Outstanding shares (period end)	89,126	99,626	(10,500)	-10.5%
Equity per share	$12.65	$12.74	$(0.09)	-0.7%
Tangible equity per share (1)	$10.22	$10.56	$(0.34)	-3.2%

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the year ended			Variance
(Dollars and Shares in Thousands,	June 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2018	or Change	Pct.
Interest income
Loans	$192,386	$138,426	$53,960	39.0%
Taxable investment securities	37,213	27,053	10,160	37.6%
Tax-exempt investment securities	2,839	2,616	223	8.5%
Other interest-earning assets	4,895	3,336	1,559	46.7%
Total Interest Income	237,333	171,431	65,902	38.4%

Interest expense
Deposits	52,511	29,649	22,862	77.1%
Borrowings	29,509	20,489	9,020	44.0%
Total interest expense	82,020	50,138	31,882	63.6%
Net interest income	155,313	121,293	34,020	28.0%
Provision for loan losses	3,556	2,706	850	31.4%
Net interest income after provision for loan losses	151,757	118,587	33,170	28.0%

Non-interest income
Fees and service charges	5,445	5,412	33	0.6%
(Loss) gain on sale and call of securities	(323)	8	(331)	-4137.5%
Gain on sale of loans	580	1,004	(424)	-42.2%
Loss on sale of real estate owned	(11)	(19)	8	42.1%
Income from bank owned life insurance	6,339	5,362	977	18.2%
Electronic banking fees and charges	1,050	1,101	(51)	-4.6%
Miscellaneous	475	395	80	20.3%
Total non-interest income	13,555	13,263	292	2.2%

Non-interest expense
Salaries and employee benefits	63,029	53,736	9,293	17.3%
Net occupancy expense of premises	11,220	9,178	2,042	22.2%
Equipment and systems	12,273	9,482	2,791	29.4%
Advertising and marketing	3,051	2,960	91	3.1%
Federal deposit insurance premium	1,779	1,516	263	17.3%
Directors' compensation	3,044	2,820	224	7.9%
Merger-related expenses	-	6,743	(6,743)	-100.0%
Miscellaneous	14,847	11,415	3,432	30.1%
Total non-interest expense	109,243	97,850	11,393	11.6%
Income before income taxes	56,069	34,000	22,069	64.9%
Income taxes	13,927	14,404	(477)	-3.3%
Net income	$42,142	$19,596	$22,546	115.1%

Net income per common share (EPS)
Basic	$0.46	$0.24	$0.22
Diluted	$0.46	$0.24	$0.22

Dividends declared
Cash dividends declared per common share	$0.37	$0.25	$0.12
Cash dividends declared	$34,028	$20,158	$13,870
Dividend payout ratio	80.7%	102.9%	-22.2%

Weighted average number of common shares outstanding
Basic	91,054	82,587	8,467
Diluted	91,100	82,643	8,457

	For the year ended			Variance
Average Balance Sheet Data	June 30,	June 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2019	2018	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,669,436	$3,577,598	$1,091,838	30.5%
Taxable investment securities	1,171,335	$1,048,163	123,172	11.8%
Tax-exempt investment securities	134,489	127,779	6,710	5.3%
Other interest-earning assets	101,595	93,209	8,386	9.0%
Total interest-earning assets	6,076,855	4,846,749	1,230,106	25.4%
Non-interest-earning assets	582,838	420,219	162,619	38.7%
Total assets	$6,659,693	$5,266,968	$1,392,725	26.4%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$796,815	$896,695	$(99,880)	-11.1%
Savings and club	761,203	569,777	191,426	33.6%
Certificates of deposit	2,194,513	1,496,743	697,770	46.6%
Total interest-bearing deposits	3,752,531	2,963,215	789,316	26.6%
Borrowings:
Federal Home Loan Bank Advances	1,305,171	876,253	428,918	48.9%
Other borrowings	54,152	34,274	19,878	58.0%
Total borrowings	1,359,323	910,527	448,796	49.3%
Total interest-bearing liabilities	5,111,854	3,873,742	1,238,112	32.0%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	312,169	281,262	30,907	11.0%
Other non-interest-bearing liabilities	39,048	30,298	8,750	28.9%
Total non-interest-bearing liabilities	351,217	311,560	39,657	12.7%
Total liabilities	5,463,071	4,185,302	1,277,769	30.5%
Stockholders' equity	1,196,622	1,081,666	114,956	10.6%
Total liabilities and stockholders' equity	$6,659,693	$5,266,968	$1,392,725	26.4%

Average interest-earning assets to average interest-bearing liabilities	118.88%	125.12%	-6.24%	-5.0%

	For the year ended
	June 30,	June 30,	Variance
Performance Ratio Highlights	2019	2018	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.12%	3.87%	0.25%
Taxable investment securities	3.18%	2.58%	0.60%
Tax-exempt investment securities (1)	2.11%	2.05%	0.06%
Other interest-earning assets	4.82%	3.58%	1.24%
Total interest-earning assets	3.91%	3.54%	0.37%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.02%	0.82%	0.20%
Savings and club	0.55%	0.17%	0.38%
Certificates of deposit	1.83%	1.42%	0.41%
Total interest-bearing deposits	1.40%	1.00%	0.40%
Borrowings:
Federal Home Loan Bank Advances	2.20%	2.32%	-0.12%
Other borrowings	1.45%	0.40%	1.05%
Total borrowings	2.17%	2.25%	-0.08%
Total interest-bearing liabilities	1.60%	1.29%	0.31%

Interest rate spread (2)	2.31%	2.25%	0.06%
Net interest margin (3)	2.56%	2.50%	0.06%

Non-interest income to average assets	0.20%	0.25%	-0.05%
Non-interest expense to average assets	1.64%	1.86%	-0.22%

Efficiency ratio (4)	64.69%	72.72%	-8.03%

Return on average assets	0.63%	0.37%	0.26%
Return on average equity	3.52%	1.81%	1.71%
Return on average tangible equity (5)	4.30%	2.08%	2.22%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2019	2019	2018	2018	2018
Assets
Cash and cash equivalents	$38,935	$54,160	$51,483	$44,486	$128,864
Securities available for sale	714,263	726,920	666,602	706,240	725,085
Securities held to maturity	576,652	592,199	598,318	602,838	589,730
Loans held-for-sale	12,267	997	1,001	1,503	863
Loans receivable, including yield adjustments	4,678,928	4,659,804	4,753,392	4,660,507	4,501,348
Less allowance for loan losses	(33,274)	(33,105)	(33,526)	(32,731)	(30,865)
Net loans receivable	4,645,654	4,626,699	4,719,866	4,627,776	4,470,483
Premises and equipment	56,854	58,274	58,414	57,635	56,240
Federal Home Loan Bank stock	64,190	64,288	64,514	66,428	59,004
Accrued interest receivable	19,360	20,326	19,435	19,455	18,510
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	5,160	5,470	5,743	6,018	6,295
Bank owned life insurance	256,155	254,569	253,009	251,410	249,816
Deferred income taxes, net	25,367	24,182	24,692	22,136	23,754
Other real estate owned	-	209	508	674	725
Other assets	9,077	19,563	27,960	38,717	39,610
Total assets	$6,634,829	$6,658,751	$6,702,440	$6,656,211	$6,579,874

Liabilities
Deposits	4,147,610	$4,137,573	$4,173,434	$3,954,821	$4,073,604
Borrowings	1,321,982	1,326,216	1,310,547	1,419,424	1,198,646
Advance payments by borrowers for taxes	16,887	17,208	17,201	10,687	18,088
Other liabilities	21,191	19,643	17,997	35,198	20,788
Total liabilities	5,507,670	5,500,640	5,519,179	5,420,130	5,311,126

Stockholders' Equity
Common stock	891	915	938	978	996
Paid-in capital	787,394	817,675	848,145	897,551	922,711
Retained earnings	366,679	363,072	356,993	350,838	359,096
Unearned ESOP shares	(30,644)	(31,130)	(31,617)	(32,104)	(32,590)
Accumulated other comprehensive income, net	2,839	7,579	8,802	18,818	18,535
Total stockholders' equity	1,127,159	1,158,111	1,183,261	1,236,081	1,268,748
Total liabilities and stockholders' equity	$6,634,829	$6,658,751	$6,702,440	$6,656,211	$6,579,874

Consolidated capital ratios
Equity to assets	16.99%	17.39%	17.65%	18.57%	19.28%
Tangible equity to tangible assets	14.19%	14.62%	14.90%	15.83%	16.53%

Share data
Outstanding shares	89,126	91,495	93,772	97,754	99,626
Equity per share	$12.65	$12.66	$12.62	$12.64	$12.74
Tangible equity per share (1)	$10.22	$10.29	$10.31	$10.43	$10.56

(1)	Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2019	2018	2018	2018
Cash and cash equivalents
Cash and due from depository institutions	$19,032	$15,943	$24,361	$21,973	$26,199
Interest-bearing deposits in other banks	19,903	38,217	27,122	22,513	102,665
Total cash and cash equivalents	$38,935	$54,160	$51,483	$44,486	$128,864

Securities available for sale
Debt securities:
U.S. agency securities	$3,678	$3,737	$3,942	$4,070	$4,411
Municipal and state obligations	26,951	26,731	26,205	25,907	26,088
Asset-backed securities	179,313	180,145	180,828	182,390	182,620
Collateralized loan obligations	208,611	207,906	184,439	215,569	226,066
Corporate bonds	122,024	121,597	144,692	147,811	147,594
Trust preferred securities	3,756	3,775	3,726	3,794	3,783
Debt securities	544,333	543,891	543,832	579,541	590,562

Mortgage-backed securities:
Collateralized mortgage obligations	21,390	21,660	23,019	23,097	24,292
Residential pass-through securities	44,303	70,513	91,918	95,795	102,359
Commercial pass-through securities	104,237	90,856	7,833	7,807	7,872
Mortgage-backed securities	169,930	183,029	122,770	126,699	134,523
Total securities available for sale	$714,263	$726,920	$666,602	$706,240	$725,085

Securities held to maturity
Debt securities:
Municipal and state obligations	$104,086	$107,375	$107,826	$109,061	$109,483
Subordinated debt	63,086	63,107	56,255	46,275	46,294
Debt securities	167,172	170,482	164,081	155,336	155,777

Mortgage-backed securities:
Collateralized mortgage obligations	46,381	49,368	51,540	54,130	56,886
Residential pass-through securities	166,283	174,338	182,335	190,812	200,622
Commercial pass-through securities	196,816	198,011	200,362	202,560	176,445
Mortgage-backed securities	409,480	421,717	434,237	447,502	433,953
Total securities held to maturity	$576,652	$592,199	$598,318	$602,838	$589,730

Total securities	$1,290,915	$1,319,119	$1,264,920	$1,309,078	$1,314,815

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2019	2018	2018	2018
Loan portfolio composition:
Residential first mortgage loans	$1,344,044	$1,325,105	$1,334,284	$1,303,249	$1,297,453
Home equity loans and lines of credit	96,165	97,788	96,001	93,473	90,761
Residential mortgage loans	1,440,209	1,422,893	1,430,285	1,396,722	1,388,214
Multifamily mortgage loans	1,946,391	1,956,571	1,974,409	1,898,831	1,758,584
Nonresidential and mixed use mortgage loans	1,258,869	1,249,215	1,302,583	1,315,279	1,302,961
Commercial mortgage loans	3,205,260	3,205,786	3,276,992	3,214,110	3,061,545
Commercial business loans	65,763	66,476	70,059	78,317	85,825
Construction loans	13,907	14,377	28,405	26,581	23,271
Account loans	3,732	3,360	3,310	3,133	3,283
Other consumer loans	2,082	2,624	3,524	4,427	5,777
Consumer loans	5,814	5,984	6,834	7,560	9,060
Total loans, excluding yield adjustments	4,730,953	4,715,516	4,812,575	4,723,290	4,567,915
Unamortized yield adjustments	(52,025)	(55,712)	(59,183)	(62,783)	(66,567)
Loans receivable, including yield adjustments	4,678,928	4,659,804	4,753,392	4,660,507	4,501,348
Less allowance for loan losses	(33,274)	(33,105)	(33,526)	(32,731)	(30,865)
Net loans receivable	$4,645,654	$4,626,699	$4,719,866	$4,627,776	$4,470,483

Loan portfolio allocation:
Residential first mortgage loans	28.4%	28.1%	27.7%	27.6%	28.4%
Home equity loans and lines of credit	2.0%	2.1%	2.0%	2.0%	2.0%
Residential mortgage loans	30.4%	30.2%	29.7%	29.6%	30.4%
Multifamily mortgage loans	41.2%	41.5%	41.0%	40.2%	38.5%
Nonresidential and mixed use mortgage loans	26.6%	26.5%	27.1%	27.8%	28.5%
Commercial mortgage loans	67.8%	68.0%	68.1%	68.0%	67.0%
Commercial business loans	1.4%	1.3%	1.4%	1.6%	1.9%
Construction loans	0.3%	0.3%	0.6%	0.6%	0.5%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.0%	0.1%	0.1%	0.1%	0.1%
Consumer loans	0.1%	0.2%	0.2%	0.2%	0.2%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$22	$23	$32	$19	$60
Nonaccrual loans	20,248	21,297	20,743	20,473	16,799
Total nonperforming loans	20,270	21,320	20,775	20,492	16,859
Other real estate owned	-	209	508	674	725
Total nonperforming assets	$20,270	$21,529	$21,283	$21,166	$17,584

Nonperforming loans (% total loans)	0.43%	0.46%	0.44%	0.44%	0.37%
Nonperforming assets (% total assets)	0.31%	0.32%	0.32%	0.32%	0.27%

Allowance for loan losses (ALLL):
ALLL to total loans	0.70%	0.70%	0.70%	0.69%	0.68%
ALLL to nonperforming loans	164.15%	155.28%	161.38%	159.73%	183.08%
Net charge offs	$495	$242	$176	$234	$101
Average net charge off rate (annualized)	0.04%	0.02%	0.01%	0.02%	0.01%

	At
Supplemental Balance Sheet Highlights	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2019	2018	2018	2018
Funding by type:
Deposits:
Non-interest-bearing deposits	$309,063	$303,713	$305,392	$308,631	$311,938
Interest-bearing demand	843,432	800,023	807,389	786,069	1,000,989
Savings and club	790,658	777,678	760,499	743,289	744,039
Certificates of deposit	2,204,457	2,256,159	2,300,154	2,116,832	2,016,638
Interest-bearing deposits	3,838,547	3,833,860	3,868,042	3,646,190	3,761,666
Total deposits	4,147,610	4,137,573	4,173,434	3,954,821	4,073,604

Borrowings:
Federal Home Loan Bank advances	1,283,211	1,289,285	1,293,845	1,335,844	1,170,144
Overnight borrowings	30,000	-	-	60,000	-
Depositor sweep accounts	8,771	36,931	16,702	23,580	28,502
Total borrowings	1,321,982	1,326,216	1,310,547	1,419,424	1,198,646

Total funding	$5,469,592	$5,463,789	$5,483,981	$5,374,245	$5,272,250

Loans as a % of deposits	112.3%	111.8%	113.1%	117.1%	109.8%
Deposits as a % of total funding	75.8%	75.7%	76.1%	73.6%	77.3%
Borrowings as a % of total funding	24.2%	24.3%	23.9%	26.4%	22.7%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$309,063	$303,713	$305,392	$308,631	$311,938
Interest-bearing demand	843,432	800,023	807,389	786,069	790,164
Savings and club	790,658	777,678	760,499	743,289	744,039
Certificates of deposit	1,902,542	1,925,630	1,922,287	1,871,903	1,828,039
Total retail deposits	3,845,695	3,807,044	3,795,567	3,709,892	3,674,180
Depositor sweep accounts	8,771	36,931	16,702	23,580	28,502
Total retail funding	3,854,466	3,843,975	3,812,269	3,733,472	3,702,682

Wholesale funding:
Interest-bearing demand	$-	$-	$-	$-	$210,825
Certificates of deposit (listing service)	66,110	78,704	108,067	104,990	104,256
Certificates of deposit (brokered)	235,805	251,825	269,800	139,939	84,343
Total wholesale deposits	301,915	330,529	377,867	244,929	399,424
FHLB advances	1,283,211	1,289,285	1,293,845	1,335,844	1,170,144
Overnight borrowings	30,000	-	-	60,000	-
Total wholesale funding	1,615,126	1,619,814	1,671,712	1,640,773	1,569,568

Total funding	$5,469,592	$5,463,789	$5,483,981	$5,374,245	$5,272,250

Retail funding as a % of total funding	70.5%	70.4%	69.5%	69.5%	70.2%
Wholesale funding as a % of total funding	29.5%	29.6%	30.5%	30.5%	29.8%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2019	2019	2018	2018	2018
Interest income
Loans	$47,818	$48,116	$49,015	$47,437	$46,615
Taxable investment securities	9,772	9,511	9,051	8,879	8,670
Tax-exempt investment securities	700	710	713	716	702
Other interest-earning assets	1,158	1,320	1,243	1,174	1,275
Total interest income	59,448	59,657	60,022	58,206	57,262

Interest expense
Deposits	15,131	14,114	12,727	10,539	9,755
Borrowings	7,171	6,905	7,946	7,487	6,916
Total interest expense	22,302	21,019	20,673	18,026	16,671
Net interest income	37,146	38,638	39,349	40,180	40,591
Provision for loan losses (provision reversal)	664	(179)	971	2,100	717
Net interest income after provision (provision reversal) for loan losses	36,482	38,817	38,378	38,080	39,874

Non-interest income
Fees and service charges	1,340	1,674	1,258	1,173	1,205
(Loss) gain on sale and call of securities	(141)	(182)	-	-	9
Gain on sale of loans	196	151	101	132	127
Gain (loss) on sale and write down of other real estate owned	9	(6)	36	(50)	60
Income from bank owned life insurance	1,586	1,560	1,599	1,594	1,604
Electronic banking fees and charges	270	253	277	250	278
Miscellaneous	128	226	38	83	75
Total non-interest income	3,388	3,676	3,309	3,182	3,358

Non-interest expense
Salaries and employee benefits	16,338	15,350	15,699	15,642	15,277
Net occupancy expense of premises	2,744	2,979	2,761	2,736	2,716
Equipment and systems	2,917	3,053	3,377	2,926	2,776
Advertising and marketing	948	739	787	577	757
Federal deposit insurance premium	438	455	421	465	463
Directors' compensation	770	770	746	758	754
Merger-related expenses	-	-	-	-	5,149
Miscellaneous	4,590	3,425	3,479	3,353	3,365
Total non-interest expense	28,745	26,771	27,270	26,457	31,257
Income before income taxes	11,125	15,722	14,417	14,805	11,975
Income taxes	2,314	4,305	3,649	3,659	4,257
Net income	$8,811	$11,417	$10,768	$11,146	$7,718

Net income per common share (EPS)
Basic	$0.10	$0.13	$0.12	$0.12	$0.08
Diluted	$0.10	$0.13	$0.12	$0.12	$0.08

Dividends declared (1)
Cash dividends declared per common share	$0.06	$0.06	$0.05	$0.20	$0.04
Cash dividends declared	$5,204	$5,338	$4,082	$19,404	$3,892
Dividend payout ratio	59.1%	46.8%	37.9%	174.1%	50.4%

Weighted average number of common shares outstanding
Basic	87,090	89,488	92,434	95,127	98,046
Diluted	87,132	89,532	92,480	95,181	98,100

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

	For the three months ended
Average Balance Sheet Data	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2019	2018	2018	2018
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,648,362	$4,709,052	$4,758,587	$4,562,375	$4,507,336
Taxable investment securities	1,184,401	1,161,492	1,158,720	1,180,655	1,192,066
Tax-exempt investment securities	132,110	134,309	135,453	136,056	134,683
Other interest-earning assets	98,374	107,554	87,916	112,629	142,591
Total interest-earning assets	6,063,247	6,112,407	6,140,676	5,991,715	5,976,676
Non-interest-earning assets	572,218	574,921	587,921	596,006	586,976
Total assets	$6,635,465	$6,687,328	$6,728,597	$6,587,721	$6,563,652

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$815,624	$790,567	$792,989	$788,148	$1,004,445
Savings and club	780,558	773,308	743,676	747,743	724,430
Certificates of deposit	2,229,723	2,288,836	2,214,932	2,046,997	1,983,372
Total interest-bearing deposits	3,825,905	3,852,711	3,751,597	3,582,888	3,712,247
Borrowings:
Federal Home Loan Bank advances	1,284,427	1,292,168	1,293,470	1,350,113	1,179,147
Other borrowings	29,439	26,037	119,281	40,981	34,636
Total borrowings	1,313,866	1,318,205	1,412,751	1,391,094	1,213,783
Total interest-bearing liabilities	5,139,771	5,170,916	5,164,348	4,973,982	4,926,030
Non-interest-bearing liabilities:
Non-interest-bearing deposits	311,648	307,645	315,165	314,114	305,763
Other non-interest-bearing liabilities	39,294	35,930	37,374	43,533	39,340
Total non-interest-bearing liabilities	350,942	343,575	352,539	357,647	345,103
Total liabilities	5,490,713	5,514,491	5,516,887	5,331,629	5,271,133
Stockholders' equity	1,144,752	1,172,837	1,211,710	1,256,092	1,292,519
Total liabilities and stockholders' equity	$6,635,465	$6,687,328	$6,728,597	$6,587,721	$6,563,652

Average interest-earning assets to average interest-bearing liabilities	117.97%	118.21%	118.91%	120.46%	121.33%

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Performance Ratio Highlights	2019	2019	2018	2018	2018
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.11%	4.09%	4.12%	4.16%	4.14%
Taxable investment securities	3.30%	3.28%	3.12%	3.01%	2.91%
Tax-exempt investment securities (1)	2.12%	2.12%	2.11%	2.10%	2.09%
Other interest-earning assets	4.71%	4.91%	5.66%	4.17%	3.58%
Total interest-earning assets	3.92%	3.91%	3.91%	3.89%	3.83%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.19%	1.06%	0.97%	0.86%	0.89%
Savings and club	0.68%	0.60%	0.49%	0.41%	0.29%
Certificates of deposit	2.04%	1.90%	1.79%	1.58%	1.41%
Total interest-bearing deposits	1.58%	1.47%	1.36%	1.18%	1.05%
Borrowings:
Federal Home Loan Bank advances	2.21%	2.13%	2.27%	2.19%	2.34%
Other borrowings	0.99%	0.35%	1.99%	0.94%	0.34%
Total borrowings	2.18%	2.10%	2.25%	2.15%	2.28%
Total interest-bearing liabilities	1.74%	1.63%	1.60%	1.45%	1.35%

Interest rate spread (2)	2.18%	2.28%	2.31%	2.44%	2.48%
Net interest margin (3)	2.45%	2.53%	2.56%	2.68%	2.72%

Non-interest income to average assets (annualized)	0.20%	0.22%	0.20%	0.19%	0.20%
Non-interest expense to average assets (annualized)	1.73%	1.60%	1.62%	1.61%	1.90%

Efficiency ratio (4)	70.91%	63.27%	63.93%	61.01%	71.12%

Return on average assets (annualized)	0.53%	0.68%	0.64%	0.68%	0.47%
Return on average equity (annualized)	3.08%	3.89%	3.55%	3.55%	2.39%
Return on average tangible equity (annualized) (5)	3.80%	4.78%	4.33%	4.29%	2.90%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	June 30,	March 31,	December 31,	September 30,	June 30,
Except Per Share Data, Unaudited)	2019	2019	2018	2018	2018
Adjusted Net Income
Net income (GAAP)	$8,811	$11,417	$10,768	$11,146	$7,718
Add: Merger-related expenses - net of tax	-	-	-	-	3,698
Add: Branch consolidation expenses - net of tax	1,216	-	-	-	-
Adjusted net income (non-GAAP)	$10,027	$11,417	$10,768	$11,146	$11,416

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic and Diluted (GAAP)	$0.10	$0.13	$0.12	$0.12	$0.08
Add: Merger-related expenses - net of tax	-	-	-	-	0.04
Add: Branch consolidation expenses - net of tax	0.01	-	-	-	-
Adjusted net income per common share Basic and Diluted (non-GAAP)	$0.11	$0.13	$0.12	$0.12	$0.12

Adjusted Non-Interest Expense
Non-interest expense (GAAP)	$28,745	$26,771	$27,270	$26,457	$31,257
Less: Merger-related expenses	-	-	-	-	(5,149)
Less: Branch consolidation expenses (1)	(1,725)	-	-	-	-
Adjusted non-interest expense (non-GAAP)	$27,020	$26,771	$27,270	$26,457	$26,108

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.73%	1.60%	1.62%	1.61%	1.90%
Less: Merger-related expenses	0.00%	0.00%	0.00%	0.00%	-0.31%
Less: Branch consolidation expenses	-0.10%	0.00%	0.00%	0.00%	0.00%
Adjusted non-interest expense ratio (non-GAAP)	1.63%	1.60%	1.62%	1.61%	1.59%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	70.9%	63.3%	63.9%	61.0%	71.1%
Less: Merger-related expenses	0.0%	0.0%	0.0%	0.0%	-11.7%
Less: Branch consolidation expenses	-4.3%	0.0%	0.0%	0.0%	0.0%
Adjusted efficiency ratio (non-GAAP)	66.6%	63.3%	63.9%	61.0%	59.4%

Adjusted Return on Average Assets
Return on average assets (GAAP)	0.53%	0.68%	0.64%	0.68%	0.47%
Add: Merger-related expenses - net of tax	0.00%	0.00%	0.00%	0.00%	0.22%
Add: Branch consolidation expenses - net of tax	0.07%	0.00%	0.00%	0.00%	0.00%
Adjusted return on average assets (non-GAAP)	0.60%	0.68%	0.64%	0.68%	0.69%

Adjusted Return on Average Equity
Return on average equity (GAAP)	3.08%	3.89%	3.55%	3.55%	2.39%
Add: Merger-related expenses - net of tax	0.00%	0.00%	0.00%	0.00%	1.14%
Add: Branch consolidation expenses - net of tax	0.42%	0.00%	0.00%	0.00%	0.00%
Adjusted return on average equity (non-GAAP)	3.50%	3.89%	3.55%	3.55%	3.53%

(1)	The amounts included in branch consolidation expenses were located on the income statement in salaries and employee benefits and miscellaneous expense totaling $654,000 and $1,071,000, respectively.

	For the three months ended
Reconciliation of GAAP to Non-GAAP	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2019	2018	2018	2018
Calculation of Return on Average Tangible Equity
Net income annualized (GAAP)	$35,244	$45,668	$43,072	$44,584	$30,872

Total Average equity (GAAP)	$1,144,752	$1,172,837	$1,211,710	$1,256,092	$1,292,519
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(221,024)
Less: average other intangible assets	(5,313)	(5,606)	(5,915)	(6,191)	(6,404)
Adjusted average tangible equity (non-GAAP)	$928,544	$956,336	$994,900	$1,039,006	$1,065,091

Return on average tangible equity (non-GAAP)	3.80%	4.78%	4.33%	4.29%	2.90%

Calculation of Adjusted Return on Average Tangible Equity
Adjusted net income annualized (non-GAAP)	$40,108	$45,668	$43,072	$44,584	$45,664

Total Average equity (GAAP)	$1,144,752	$1,172,837	$1,211,710	$1,256,092	$1,292,519
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(221,024)
Less: average other intangible assets	(5,313)	(5,606)	(5,915)	(6,191)	(6,404)
Adjusted average tangible equity (non-GAAP)	$928,544	$956,336	$994,900	$1,039,006	$1,065,091

Adjusted return on average tangible equity (non-GAAP)	4.32%	4.78%	4.33%	4.29%	4.29%

Reconciliation of GAAP to Non-GAAP	For the year ended
(Dollars in Thousands,	June 30,	June 30,
Except Per Share Data, Unaudited)	2019	2018
Adjusted Net Income
Net income (GAAP)	$42,142	$19,596
Add: Merger-related expenses - net of tax	-	5,105
Add: One-time impact of Tax Cuts and Jobs Act of 2017	-	2,717
Add: Branch consolidation expenses - net of tax	1,216	-
Adjusted net income (non-GAAP)	$43,358	$27,418

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic and Diluted (GAAP)	$0.46	$0.24
Add: Merger-related expenses - net of tax	-	0.06
Add: One-time impact of Tax Cuts and Jobs Act of 2017	-	0.03
Add: Branch consolidation expenses - net of tax	0.01	-
Adjusted net income per common share Basic and Diluted (non-GAAP)	$0.47	$0.33

Adjusted Non-Interest Expense
Non-interest expense (GAAP)	$109,243	$97,850
Less: Merger-related expenses	-	(6,743)
Less: Branch consolidation expenses	(1,725)	-
Adjusted non-interest expense (non-GAAP)	$107,518	$91,107

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.64%	1.86%
Less: Merger-related expenses	0.00%	-0.13%
Less: Branch consolidation expenses	-0.03%	0.00%
Adjusted non-interest expense ratio (non-GAAP)	1.61%	1.73%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	64.69%	72.72%
Less: Merger-related expenses	0.00%	-5.01%
Less: Branch consolidation expenses	-1.02%	0.00%
Adjusted efficiency ratio (non-GAAP)	63.67%	67.71%

Adjusted Return on Average Assets
Return on average assets (GAAP)	0.63%	0.37%
Add: Merger-related expenses - net of tax	0.00%	0.10%
Add: One-time impact of Tax Cuts and Jobs Act of 2017	0.00%	0.05%
Add: Branch consolidation expenses - net of tax	0.02%	0.00%
Adjusted return on average assets (non-GAAP)	0.65%	0.52%

Adjusted Return on Average Equity
Return on average equity (GAAP)	3.52%	1.81%
Add: Merger-related expenses - net of tax	0.00%	0.47%
Add: One-time impact of Tax Cuts and Jobs Act of 2017	0.00%	0.25%
Add: Branch consolidation expenses - net of tax	0.10%	0.00%
Adjusted return on average equity (non-GAAP)	3.62%	2.53%

	For the year ended
Reconciliation of GAAP to Non-GAAP	June 30,	June 30,
(Dollars in Thousands, Unaudited)	2019	2018
Calculation of Return on Average Tangible Equity
Net income (GAAP)	$42,142	$19,596

Total Average equity (GAAP)	$1,196,622	$1,081,666
Less: average goodwill	(210,895)	(136,622)
Less: average other intangible assets	(5,758)	(1,785)
Adjusted average tangible equity (non-GAAP)	$979,969	$943,259

Return on average tangible equity (non-GAAP)	4.30%	2.08%

Calculation of Adjusted Return on Average Tangible Equity
Adjusted net income (non-GAAP)	$43,358	$27,418

Total Average equity (GAAP)	$1,196,622	$1,081,666
Less: average goodwill	(210,895)	(136,622)
Less: average other intangible assets	(5,758)	(1,785)
Adjusted average tangible equity (non-GAAP)	$979,969	$943,259

Adjusted return on average tangible equity (non-GAAP)	4.42%	2.91%